UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 10, 2021
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

800 N. Glebe Road	,	Suite 500	,	Arlington	,	Virginia	,	22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) Evolent Health, Inc. held its 2021 annual meeting of stockholders on June 10, 2021. At the 2021 annual meeting, the Company’s stockholders voted on six proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A for the 2021 annual meeting filed with the Securities and Exchange Commission on April 30, 2021.

(b) The final voting results with respect to each proposal voted upon at the 2021 annual meeting are set forth below.

Proposal 1

The Company’s stockholders approved amendments to the Company’s Restated Certificate of Incorporation to declassify the Board, as set forth below:

For	Against	Abstentions	Broker Non-Votes
75,290,361	37,883	19,058	3,547,118

Proposal 2

The Company’s stockholders approved amendments to the Company’s Restated Certificate of Incorporation to eliminate supermajority voting requirements, as set forth below:

For	Against	Abstentions	Broker Non-Votes
75,246,231	86,747	14,324	3,547,118

Proposal 3

The Company’s stockholders elected each of the four Class III director nominees named in the proxy statement to the Board of Directors for a one-year term expiring at the Company’s 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified, as set forth below:

	For	Against	Abstentions	Broker Non-Votes
Craig Barbarosh	72,853,456	2,451,351	42,495	3,547,118
Kim Keck	75,058,977	248,186	40,139	3,547,118
Cheryl Scott	73,916,444	1,390,919	39,939	3,547,118
Frank Williams	73,236,549	2,071,814	38,939	3,547,118

Proposal 4

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021, as set forth below:

For	Against	Abstentions
77,895,304	988,645	10,471

Proposal 5

The Company’s stockholders approved the compensation of our named executive officers for 2020 on an advisory basis, as set forth below:

For	Against	Abstentions	Broker Non-Votes
74,996,027	273,423	77,852	3,547,118

Proposal 6

The Company’s stockholders approved the Amended and Restated 2015 Omnibus Incentive Compensation Plan, as set forth below:

For	Against	Abstentions	Broker Non-Votes
71,044,310	4,235,514	67,478	3,547,118

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following document is filed as an exhibit to this report:

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation of Evolent Health, Inc., dated June 10, 2021
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolent Health, Inc.

Date: June 10, 2021	/s/ Jonathan D. Weinberg
Jonathan D. Weinberg
General Counsel and Secretary